UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

HANDY & HARMAN LTD.
(Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N222, White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 461-1300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2013, Handy & Harman Ltd. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). The total number of shares of the Company’s common stock voted in person or by proxy at the Meeting was 12,414,006, representing approximately 92.34% of the 13,444,432 shares outstanding and entitled to vote at the Meeting.  The matters voted on by stockholders and the number of (and percentage of shares voted at the Meeting represented by) votes cast for, against or withheld, as well as abstentions with respect to each matter, if applicable, is set forth below.  There were 802,180 broker non-votes with respect to the election of directors, approval, on an advisory basis, of the compensation of the Company’s named executive officers, recommendation, on an advisory basis, on the frequency with which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy and the amendment to the Company’s 2007 Incentive Stock Plan, as amended (the “2007 Plan”).

Proposal 1

The stockholders elected each of the eight nominees to the Board of Directors of the Company to serve until the Company’s 2014 Annual Meeting of Stockholders and until his successor has been elected and qualified.

Nominee	For	Withhold
Warren G. Lichtenstein	10,918,688 (94.55%)	628,790 (5.45%)
Glen M. Kassan	10,927,644 (94.63%)	619,834 (5.37%)
Jack L. Howard	11,023,109 (95.46%)	524,369 (4.54%)
Robert Frankfurt	11,347,447 (98.27%)	200,031 (1.73%)
John H. McNamara, Jr.	10,938,632 (94.73%)	608,846 (5.27%)
Garen W. Smith	11,346,147 (98.26%)	201,331 (1.74%)
Jeffrey A. Svoboda	10,938,012 (94.72%)	609,466 (5.28%)
Patrick A. DeMarco	11,347,447 (98.27%)	200,031 (1.73%)

There were 802,180 broker non-votes with respect to the election of directors.

Proposal 2

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	10,097,917 (87.45%)
Against	50,955 (0.44%)
Abstain	1,398,606 (12.11%)

There were 802,180 broker non-votes with respect to approval of the compensation of the Company’s named executive officers.

Proposal 3

The stockholders recommended, on an advisory basis, that the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy every one year.

Every Year	9,899,547 (85.73%)
Every Two Years	23,403 (0.20%)
Every Three Years	204,625 (1.77%)
Abstain	1,419,903 (12.30%)

There were 802,180 broker non-votes with respect to a recommendation on the frequency with which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy.

Proposal 4

The stockholders approved an amendment of the 2007 Plan, to increase the number of shares of the Company's common stock subject to the 2007 Plan by 425,000 shares.

For	10,924,550 (94.61%)
Against	622,358 (5.39%)
Abstain	570 (0.00%)

There were 802,180 broker non-votes with respect to the 2007 Plan amendment.

Proposal 5

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

For	12,349,658 (99.48%)
Against	63,961 (0.52%)
Abstain	387 (0.00%)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 24, 2013	HANDY & HARMAN LTD.

	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer